POWER OF ATTORNEY

	The undersigned hereby constitutes and appoints James
Boyd and David Bulow, and each of

them, his or her, true and lawful
attorney-in-fact to:

(1)	execute for and on behalf of the undersigned,
in the undersigneds capacity as an officer

and/or director, and/or
person who holds more than 10% of the stock of ESS Technology, Inc. (the


Company), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of

1934, as amended (the Exchange Act) and the rules thereunder;

(2)	do and perform any and all acts for and on behalf
of the undersigned which may be

necessary or desirable to complete and
execute any such Form 3, 4 or 5, complete and execute any

amendment(s)
thereto, and timely file any such form with the United States Securities and

Exchange Commission and any stock exchange or similar authority;
and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in

the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the
undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in such


attorney-in-facts discretion.

	The undersigned hereby grants to each
such attorney-in-fact full power and authority to

do and perform any
and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,
hereby ratifying and confirming all that such attorney-in-fact, or such
attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done pursuant to this power of attorney. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such
capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigneds responsibilities to comply with Section 16 of the Exchange Act.

	This Power of Attorney shall
remain in full force and effect until the undersigned is no

longer
required to file Forms 3, 4, and 5 with respect to the undersigneds holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered
to the attorneys-in-fact.  This Power of Attorney may be filed with the


SEC as a confirming statement of the authority granted herein.

	The
undersigned has caused this Power of Attorney to be executed as of this 19th day of October, 2002.

/s/ Robert L.
Blair
Signature

Robert L. Blair
Print Name